UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Harris Goldblat

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2024

Franklin Low Volatility High Dividend Index ETFs

Franklin International Low Volatility High Dividend Index ETF

Franklin U.S. Low Volatility High Dividend Index ETF

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank).

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Franklin Low Volatility High Dividend Index ETFs

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin International Low Volatility High Dividend Index ETF and Franklin U.S. Low Volatility High Dividend Index ETF for the twelve-month reporting period ended March 31, 2024. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

Special shareholder notice

Effective July 7, 2023, Michael LaBella left the company to pursue other opportunities and Jacqueline Kenney joined the Fund’s portfolio management team.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer - Investment Management

April 30, 2024

Franklin Low Volatility High Dividend Index ETFs	III

Funds overview

Franklin International Low Volatility High Dividend Index ETF

Q. What is the Fund’s investment strategy?

A. The Fund seeks to track the investment results of the Franklin International Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable companies in developed markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and other international currencies. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are rising relative to the U.S. dollar. The Underlying Index is based on a proprietary methodology created and sponsored by Franklin Advisers, Inc. (“Franklin Advisers”), the Fund’s subadviser. Franklin Advisers is affiliated with both Franklin Templeton Fund Advisor (FTFA) and the Fund. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index.

The Fund may invest up to 20% of its net assets in foreign currency forward contracts and other currency hedging instruments, certain index futures, options, options on index futures, swap contracts or other derivatives (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which Franklin Advisers believes will help the fund track its Underlying Index. As noted below, the Fund invests in currency hedging instruments to offset the Fund’s exposure to the currencies in which the Fund’s holdings are denominated. The Fund may also invest in equity index futures and currency derivatives to gain exposure to local markets or segments of local markets for cash flow management purposes and as a portfolio management technique.

Q. What were the overall market conditions during the Fund’s reporting period?

A. International equity returns were strong across major regions for the one-year period from April 1, 2023, through March 31, 2024, with most regions and sectors posting double-digit returns in U.S.-dollar terms. Throughout much of the period, markets benefited from moderating inflation, encouraging economic data and artificial intelligence (AI) enthusiasm. The MSCI World ex-US IMI Local Index (NR)i had positive returns, led at the country level by Italy and Denmark. At the sector level, Information Technology, Financials, and Industrials led the way, while only the Consumer Staples sector had a negative return.

After declining in May 2023 due largely to concerns about the U.S. debt ceiling negotiations, global equities rallied in June 2023 after legislation was enacted that suspends the U.S. debt limit until January 2025, thus removing a significant source of financial market uncertainty. Several central banks’ pausing interest-rate hikes and easing concerns about the banking industry further bolstered equities worldwide, with all sectors of a global index gaining in U.S.-dollar terms. Nonetheless, concerns lingered that persistent inflation combined with robust labor markets in certain regions could lead their central banks to further tighten monetary policy and hurt economic growth. Global manufacturing activity contracted in June 2023 for the 10th consecutive month, while global services activity expanded at the slowest pace since February 2024. As measured by MSCI indexes in U.S.-dollar terms, international developed markets underperformed U.S. markets.

Global equities collectively declined for 2023’s third quarter, with stocks posting gains in July 2023 and losses in August and September 2023. Generally easing inflation rates and resilient economic growth in major developed markets, along with investor optimism about a potential end to central bank rate hikes, bolstered global stocks early in the period. However, investor risk appetite soured as it became clearer that key central banks intend to hold interest rates higher for longer. Rising sovereign bond yields and energy prices, along with China’s property market crisis and Fitch Ratings’ downgrade of U.S. long-term debt, further weighed on equity markets. On the economic front, global manufacturing activity continued contracting during the third quarter, while global services activity expanded at the slowest pace in eight months.

Global equities collectively advanced in the fourth quarter of 2023 to close out a generally strong 2023. In October 2023, equities declined for the third consecutive month due to investor concerns about surging sovereign bond yields, worsening geopolitical uncertainty due to the Israel-Hamas war and the prospect of higher-for-longer interest rates. However, renewed optimism that major central banks might begin cutting policy rates sooner than previously expected drove bond yields lower and equities significantly higher in the final two months of the year. Moderating inflation, encouraging economic data, and softening but solid employment figures in several regions reinvigorated expectations for an economic soft landing, further supporting risk appetite. On the economic front, global manufacturing activity remained in contraction during the quarter as production continued to decline, while global services activity expanded in December 2023 at the fastest rate in five months as growth of new business accelerated.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	1

Funds overview (cont’d)

Global equities collectively posted strong gains for the first quarter of 2024 as they extended a five-month rally. Better-than-expected fourth-quarter 2023 earnings reports, growth opportunities tied to AI and optimism about an economic soft landing in certain regions bolstered investor sentiment. Global manufacturing activity returned to growth in February 2024 and flash reports indicated continued expansion in several regions in March 2024, while global services activity expanded in many regions throughout the quarter.

Q. How did we respond to these changing market conditions?

A. The Fund uses a passive investment approach to achieve its investment objective, and therefore made no change in investment approach in response to market conditions.

Performance review

For the twelve months ended March 31, 2024, Franklin International Low Volatility High Dividend Index ETF generated a +19.60% return on a net asset value (“NAV”)ii basis and +19.46% based on its market priceiii per share.

The performance table shows the Fund’s total return for the twelve months ended March 31, 2024, based on its NAV and market price as of March 31, 2024. The Fund seeks to track the investment results of the Franklin International Low Volatility High Dividend Hedged Index (NR), which returned +19.95% for the same period. The Fund’s benchmark, the MSCI World ex-US IMI local Index (NR), returned +17.90% over the same time frame.

Performance Snapshot as of March 31, 2024 (unaudited)
Franklin International Low Volatility High Dividend Index ETF:	6 months	12 months
$29.66 (NAV)	14.01%	19.60	%*†
$29.78 (Market Price)	14.25%	19.46	%*‡
Franklin International Low Volatility High Dividend Hedged Index (NR)	14.23%	19.95%
MSCI World ex-US IMI Local Index (NR)	15.07%	17.90%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated August 1, 2023, the gross total annual fund operating expense ratio for the Fund was 0.40%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 03/31/2024 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. Looking at the performance of the Underlying Index by country for the reporting period and considering both returns and weights in the Underlying Index, the leading contributors were Japan, Italy, and Switzerland. From a sector perspective, Consumer Discretionary, Financials and Industrials led, with strong double-digit returns in the Underlying Index.

The Fund employed a currency hedging strategy to reduce the volatility associated with exposure to shifts in relative value between the U.S. Dollar and the currency of local markets. The currency hedge added to overall performance for the reporting period, as the U.S. Dollar appreciated.

2	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Q. What were the leading detractors from performance?

A. By virtue of negative returns for the period and their weight in the Underlying Index, the leading detractors at the country level were Hong Kong, Portugal, and Austria. The leading detractors at the sector level were the Real Estate and Health Care sectors with negative returns. The Information Technology sector was also a relatively weak contributor, given its minimal weight in the Underlying Index.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “LVHI” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Franklin International Low Volatility High Dividend Index ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Vaneet Chadha, CFA

Portfolio Manager

Franklin Advisers, Inc.

Christopher W. Floyd, CFA

Portfolio Manager

Franklin Advisers, Inc.

Jacqueline Hurley Kenney, CFA

Portfolio Manager

Franklin Advisers, Inc.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	3

Funds overview (cont’d)

Jose Maldonado, CFA

Portfolio Manager

Franklin Advisers, Inc.

April 13, 2024

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2024, were: financials (22.1%), utilities (14.5%), consumer discretionary (13.1%), consumer staples (11.2%) and energy (10.8%). The Fund’s composition may differ over time.

All investments involve risks, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. While the fund’s currency hedging approach is designed to minimize the impact of currency fluctuations on fund returns, it does not necessarily eliminate the fund’s exposure to the currencies. The return of the currency-related derivatives will not perfectly offset the actual fluctuations between the currencies and the U.S. dollar. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. To the extent the portfolio invests in a concentration of certain securities, regions or industries, it is subject to increased volatility. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small- and mid-cap investments. Performance of the fund may vary significantly from the performance of an index, as a result of transaction costs, expenses and other factors. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. These and other risks are discussed in the Fund’s prospectus.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI World ex-US IMI Local Index (NR) captures large-, mid- and small cap representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 3,491 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country. The index calculates performance utilizing local currencies taking out the effect of the converting to the U.S. dollar. Net Return (NR) reflects no deduction for fees, expenses or taxes but are net of dividend tax withholding.

ii	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iii	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The market price may differ from the Fund’s NAV.

4	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Franklin U.S. Low Volatility High Dividend Index ETF

Q. What is the Fund’s investment strategy?

A. The Fund seeks to track the investment results of the Franklin Low Volatility High Dividend Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by Franklin Advisers, Inc. (“Franklin Advisers”), the Fund’s subadviser. Franklin Advisers is affiliated with both Franklin Templeton Fund Advisor (FTFA) and the Fund.

The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index.

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index but which Franklin Advisers believes will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures to manage sector exposure and for cash management purposes.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities as measured by the Russell 3000® Indexi were strong, reaching new highs, for the twelve-month period ending March 31, 2024 on moderating inflation, a reduction in recession concerns, strong earnings and AI enthusiasm. The Russell 3000® Index returned 29.29%, with most sectors posting positive double-digit returns. Communication Services, Information Technology and Financials led the way, with Utilities, Consumer Staples and Real Estate the weakest, albeit still positive.

Key measures of U.S. stocks rose during the second quarter of 2023, driven by better-than-expected first-quarter corporate earnings reports, the suspension of the debt ceiling, subsiding concerns about U.S. regional banks, resilient economic growth, and hopes for an end to the U.S. Federal Reserve’s (Fed) campaign of interest-rate hikes. Investor enthusiasm for artificial intelligence bolstered technology-related stocks in the information technology (IT), consumer discretionary and communication services sectors.

The rally in U.S. equities during the first-half 2023 initially stretched into July 2023, but Fitch Ratings downgraded the country’s credit rating to AA+ from AAA early in August 2023, and U.S. stocks fell during for August and September 2023 amid a significant rise in U.S. Treasury yields (USTs) as the Fed indicated it would keep interest rates higher for longer than investors had previously expected. Stock market losses for the third calendar quarter were broad-based as nearly all sectors of a key U.S. index declined. The Fed raised the federal funds target rate in July 2023 to the highest level since 2001 but paused in September 2023. In August 2023, the core personal consumption expenditures price index—which excludes food and energy prices and is the Fed’s preferred inflation gauge—reached the lowest level since May 2021 but remained significantly higher than the Fed’s 2.0% long-run inflation target.

U.S. stocks surged in November and December of 2023, rebounding from three consecutive monthly declines, and ending 2023’s fourth quarter and full year with strong gains. Moderating inflation and a softening but resilient job market led to investor optimism that the Fed had concluded its rate-hiking cycle and could maneuver the U.S. economy into a soft landing. A drop in USTs (with the yield on the 10-year U.S. Treasury note retreating substantially from the 5% level reached in October 2023), better-than-expected earnings from some companies, and the Fed’s indication following its December 2023 meeting that it is considering more 2024 rate cuts than it previously forecasted further bolstered investor sentiment.

U.S. stocks rose significantly during the first quarter of 2024. Stronger-than-expected fourth-quarter 2023 earnings reports, enthusiasm about AI, ongoing economic resilience and hopes for interest-rate cuts drove key U.S. stock indexes to new record highs. The Fed left the federal funds target rate unchanged during the quarter and maintained its outlook for three rate cuts in 2024. At the March 2024 post-meeting press conference, Chair Jerome Powell indicated that the Fed is looking for data confirming inflation is moving toward its 2.0% long-run goal and noted that a robust labor market would not be a reason to postpone rate cuts. Annual inflation, as measured by the core personal consumption expenditures price index—the Fed’s preferred inflation gauge—remained above the Fed’s target despite cooling in February 2024.

Q. How did we respond to these changing market conditions?

A. The Fund uses a passive investment approach to achieve its investment objective, and therefore made no change in investment approach in response to market conditions.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	5

Funds overview (cont’d)

Performance review

For the twelve months ended March 31, 2024, Franklin U.S. Low Volatility High Dividend Index ETF generated a +2.66% return on a net asset value (“NAV”)ii basis and +2.70% based on its market priceiii per share.

The performance table shows the Fund’s total return for the twelve months ended March 31, 2024, based on its NAV and market price as of March 31, 2024. The Fund seeks to track the investment results of the Franklin Low Volatility High Dividend Index – (NR), which returned +2.85% for the same period. The Fund’s benchmark, the Russell 3000® Index, returned +29.29% over the same time frame.

Performance Snapshot as of March 31, 2024 (unaudited)
Franklin U.S. Low Volatility High Dividend Index ETF:	6 months	12 months
$36.85 (NAV)	11.01%	2.66	%*†
$36.84 (Market Price)	11.05%	2.70	%*‡
Franklin Low Volatility High Dividend Index (NR)	11.19%	2.85%
Russell 3000® Index	23.30%	29.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated August 1, 2023, the gross total annual fund operating expense ratio for the Fund was 0.27%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. The leading contributors to performance in the Underlying Index (the “Index”) for the reporting period were the Financials, Industrials and Consumer Discretionary sectors, by virtue of their weight in the Index and positive returns. The Fund employs S&P 500 Futures to equitize frictional cash. These futures modestly added to overall performance for the reporting period.

Q. What were the leading detractors from performance?

A. The leading detractors from performance were the Utilities, Health Care and Consumer Staples sectors, all with negative returns.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “LVHD” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

6	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Thank you for your investment in Franklin U.S Low Volatility High Dividend Index ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Vaneet Chadha, CFA

Portfolio Manager

Franklin Advisers, Inc.

Christopher W. Floyd, CFA

Portfolio Manager

Franklin Advisers, Inc.

Jacqueline Hurley Kenney, CFA

Portfolio Manager

Franklin Advisers, Inc.

Jose Maldonado, CFA

Portfolio Manager

Franklin Advisers, Inc.

April 13, 2024

RISKS: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2024, were: consumer staples (23.75%), utilities (20.08%), real estate (14.04%), industrials (11.19%) and financials (9.38%). The Fund’s composition may differ over time.

All investments involve risks, including possible loss of principal. Equity securities are subject to price fluctuation and possible loss of principal. Dividends may fluctuate and are not guaranteed, and a company may reduce or eliminate its dividend at any

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	7

Funds overview (cont’d)

time. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small- and mid-cap investments. Performance of the Fund may vary significantly from the performance of an index, as a result of transaction costs, expenses and other factors. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. These and other risks are discussed in the Fund’s prospectus.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 3000® Index is market capitalization weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ii	Net Asset Value (NAV) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iii	Market price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The market price may differ from the Fund’s NAV.

8	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Funds at a glance (unaudited)

Franklin International Low Volatility High Dividend Index ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2024 and March 31, 2023 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The composition of the Fund’s investments is subject to change at any time.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	9

Funds at a glance (unaudited) (cont’d)

Franklin U.S. Low Volatility High Dividend Index ETF Investment Breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2024 and March 31, 2023 and does not include derivatives, such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

10	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Funds expenses (unaudited)

Franklin International Low Volatility High Dividend Index ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2023 and held for the six months ended March 31, 2024.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
14.01%	$1,000.00	$1,140.10	0.40%	$2.14	5.00%	$1,000.00	$1,023.00	0.40%	$2.02

[1]	For the six months ended March 31, 2024.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio (except for non-recurring expenses, if any) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	11

Funds expenses (unaudited) (cont’d)

Franklin U.S. Low Volatility High Dividend Index ETF

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2023 and held for the six months ended March 31, 2024.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
11.01%	$1,000.00	$1,110.10	0.27%	$1.42	5.00%	$1,000.00	$1,023.65	0.27%	$1.37

[1]	For the six months ended March 31, 2024.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

12	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Funds performance (unaudited)

Franklin International Low Volatility High Dividend Index ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/24	19.60%
Five Years Ended 3/31/24	9.08
Inception date of 7/27/16 through 3/31/24	8.51

Cumulative total returns[1]
Inception date of 7/27/16 through 3/31/24	87.20%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/24	19.46%
Five Years Ended 3/31/24	9.08
Inception date of 7/27/16 through 3/31/24	8.52

Cumulative total returns[2]
Inception date of 7/27/16 through 3/31/24	87.37%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	13

Funds performance (unaudited) (cont’d)

Franklin International Low Volatility High Dividend Index ETF

Historical performance

Value of $10,000 invested in

Franklin International Low Volatility High Dividend Index ETF vs. Franklin International Low Volatility High Dividend Hedged Index (NR) and MSCI World ex-US IMI Local Index (Net)† — July 27, 2016 - March 31, 2024

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Franklin International Low Volatility High Dividend Index ETF on July 27, 2016 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2024. The hypothetical illustration also assumes a $10,000 investment in the Franklin International Low Volatility High Dividend Hedged Index (NR), MSCI World ex-US IMI Local Index (Net). The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Franklin International Low Volatility High Dividend Hedged Index (NR) (the “Underlying Index”) is an index composed of publicly traded equity securities of developed markets outside of the United States with relatively high yield and low price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by Franklin Advisers, Inc., the Fund’s subadviser. The MSCI World ex-US IMI Local Index (Net) captures large-, mid- and small-cap representation across 22 of 23 developed markets. The local version of the index calculates performance utilizing local currencies taking out the effect of converting to the U.S. dollar. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes.

14	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Funds performance (unaudited)

Franklin U.S. Low Volatility High Dividend Index ETF

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/24	2.66%
Five Years Ended 3/31/24	6.36
Inception date of 12/28/15 through 3/31/24	8.28

Cumulative total returns[1]
Inception date of 12/28/15 through 3/31/24	92.81%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/24	2.70%
Five Years Ended 3/31/24	6.36
Inception date of 12/28/15 through 3/31/24	8.27

Cumulative total returns[2]
Inception date of 12/28/15 through 3/31/24	92.73%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	15

Funds performance (unaudited) (cont’d)

Franklin U.S. Low Volatility High Dividend Index ETF

Historical performance

Value of $10,000 invested in

Franklin U.S. Low Volatility High Dividend Index ETF vs. Franklin Low Volatility High Dividend Index (NR) and Russell 3000 Index† — December 28, 2015 - March 31, 2024

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Franklin U.S. Low Volatility High Dividend Index ETF on December 28, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2024. The hypothetical illustration also assumes a $10,000 investment in the Franklin Low Volatility High Dividend Index (NR) and the Russell 3000 Index (the “Index”). The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. Franklin Low Volatility High Dividend Index (NR) (the “Underlying Index”) is an index composed of equity securities of U.S. companies with relatively high yield and low price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by Franklin Advisers, Inc., the Fund’s subadviser. The Underlying Index is composed of stocks of U.S. companies across a wide range of market capitalizations, including the largest 3,000 U.S. stocks as determined by the Solactive US Broad Market Index. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

16	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Schedules of investments

March 31, 2024

Franklin International Low Volatility High Dividend Index ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 95.2%
Communication Services — 9.0%
Diversified Telecommunication Services — 6.2%
BT Group PLC	5,311,868	$7,357,757
CITIC Telecom International Holdings Ltd.	1,105,516	357,372
Koninklijke KPN NV	3,146,707	11,779,011
Orange SA	1,069,032	12,570,796
Proximus SADP	105,636	855,424
Singapore Telecommunications Ltd.	5,509,065	10,327,456
Swisscom AG, Registered Shares	15,355	9,400,185
Total Diversified Telecommunication Services		52,648,001
Media — 0.4%
ITV PLC	3,646,797	3,404,439
Wireless Telecommunication Services — 2.4%
SoftBank Corp.	1,527,203	19,687,291
Total Communication Services		75,739,731
Consumer Discretionary — 10.3%
Automobile Components — 1.4%
Cie Generale des Etablissements Michelin SCA	287,529	11,030,078
Exedy Corp.	31,267	632,178
Total Automobile Components		11,662,256
Automobiles — 7.7%
Bayerische Motoren Werke AG	177,892	20,549,524
Mercedes-Benz Group AG	272,628	21,732,496
Piaggio & C SpA	167,867	531,561
Stellantis NV	788,662	22,439,495
Total Automobiles		65,253,076
Household Durables — 1.2%
Haseko Corp.	208,410	2,610,892
Taylor Wimpey PLC	4,659,231	8,066,457
Total Household Durables		10,677,349
Total Consumer Discretionary		87,592,681
Consumer Staples — 11.0%
Beverages — 1.1%
Kirin Holdings Co. Ltd.	696,513	9,655,319
Consumer Staples Distribution & Retail — 2.8%
Kesko oyj, Class B Shares	128,631	2,405,427
Sonae SGPS SA	494,110	469,602
Tesco PLC	5,555,443	20,815,143
Total Consumer Staples Distribution & Retail		23,690,172
Personal Care Products — 2.3%
Unilever PLC, LSE	391,191	19,645,820
Tobacco — 4.8%
Imperial Brands PLC	879,590	19,667,226
Japan Tobacco Inc.	768,657	20,589,616
Total Tobacco		40,256,842
Total Consumer Staples		93,248,153

See Notes to Financial Statements.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	17

Schedules of investments (cont’d)

March 31, 2024

Franklin International Low Volatility High Dividend Index ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Energy — 10.6%
Energy Equipment & Services — 0.2%
SBM Offshore NV	102,340	$1,634,698
Oil, Gas & Consumable Fuels — 10.4%
Eni SpA	1,297,047	20,519,085
Gibson Energy Inc.	183,235	3,122,408
Hafnia Ltd.	324,451	2,232,571
OMV AG	79,472	3,764,495
Pembina Pipeline Corp.	586,037	20,704,548
Peyto Exploration & Development Corp.	283,346	3,126,071
Repsol SA	760,416	12,680,095
TotalEnergies SE	314,280	21,543,150
Total Oil, Gas & Consumable Fuels		87,692,423
Total Energy		89,327,121
Financials — 21.7%
Banks — 11.3%
ANZ Group Holdings Ltd.	619,840	11,888,878
Bank of Nova Scotia	391,727	20,283,252
BOC Hong Kong Holdings Ltd.	2,058,210	5,509,458
Canadian Imperial Bank of Commerce	318,095	16,141,573
DBS Group Holdings Ltd.	793,873	21,193,868
Oversea-Chinese Banking Corp. Ltd.	1,017,173	10,167,208
United Overseas Bank Ltd.	491,666	10,677,779
Total Banks		95,862,016
Insurance — 10.4%
Assicurazioni Generali SpA	493,759	12,510,279
Baloise Holding AG, Registered Shares	17,333	2,719,166
Great-West Lifeco Inc.	526,861	16,865,781
Japan Post Holdings Co. Ltd.	2,000,111	20,246,259
Legal & General Group PLC	812,259	2,610,365
Mapfre SA	569,166	1,439,626
Poste Italiane SpA	373,425	4,680,287
Power Corp. of Canada	187,925	5,274,259
Zurich Insurance Group AG	39,497	21,324,960
Total Insurance		87,670,982
Total Financials		183,532,998
Health Care — 2.3%
Pharmaceuticals — 2.3%
Roche Holding AG	76,486	19,505,756
Industrials — 3.4%
Building Products — 0.2%
AGC Inc.	55,574	2,029,886
Construction & Engineering — 0.8%
Hazama Ando Corp.	249,996	1,959,069
Koninklijke BAM Groep NV	215,583	817,698
NCC AB, Class B Shares	42,558	586,274
Nishimatsu Construction Co. Ltd.	59,245	1,747,854

See Notes to Financial Statements.

18	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Franklin International Low Volatility High Dividend Index ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Construction & Engineering — continued
NRW Holdings Ltd.	214,109	$409,276
Okumura Corp.	39,998	1,345,203
Total Construction & Engineering		6,865,374
Electrical Equipment — 0.1%
Nippon Carbon Co. Ltd.	16,964	597,431
Ground Transportation — 0.3%
MTR Corp., Ltd.	851,153	2,805,838
Industrial Conglomerates — 0.8%
CK Hutchison Holdings Ltd.	1,068,737	5,161,760
Jardine Cycle & Carriage Ltd.	102,220	1,830,659
Total Industrial Conglomerates		6,992,419
Machinery — 0.2%
Mitsuboshi Belting Ltd.	64,404	1,987,292
Passenger Airlines — 0.7%
Singapore Airlines Ltd.	1,224,501	5,806,762
Trading Companies & Distributors — 0.2%
Kanematsu Corp.	78,111	1,337,763
Transportation Infrastructure — 0.1%
Sumitomo Warehouse Co. Ltd.	42,478	720,199
Total Industrials		29,142,964
Information Technology — 1.7%
Electronic Equipment, Instruments & Components — 0.2%
Venture Corp. Ltd.	192,536	2,035,780
IT Services — 0.2%
TietoEVRY oyj	60,258	1,276,193
Technology Hardware, Storage & Peripherals — 1.3%
Canon Inc.	383,187	11,395,980
Total Information Technology		14,707,953
Materials — 6.4%
Chemicals — 1.3%
Solvay SA	209,385	5,721,238
Tosoh Corp.	421,896	5,748,122
Total Chemicals		11,469,360
Construction Materials — 2.4%
Holcim AG	220,878	20,025,422
Containers & Packaging — 0.1%
Transcontinental Inc., Class A Shares	64,433	700,395
Metals & Mining — 2.6%
Acerinox SA	121,293	1,331,579
ARE Holdings Inc.	73,547	938,867
Labrador Iron Ore Royalty Corp.	48,311	1,031,016
Rio Tinto PLC	293,457	18,598,509
Total Metals & Mining		21,899,971
Total Materials		54,095,148

See Notes to Financial Statements.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	19

Schedules of investments (cont’d)

March 31, 2024

Franklin International Low Volatility High Dividend Index ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Real Estate — 4.6%
Diversified REITs — 0.4%
Activia Properties Inc.	439	$1,184,919
Hulic REIT Inc.	835	849,096
NTT UD REIT Investment Corp.	901	730,468
Takara Leben Real Estate Investment Corp.	886	594,784
Total Diversified REITs		3,359,267
Industrial REITs — 0.8%
CapitaLand Ascendas REIT	2,253,092	4,624,381
Mapletree Industrial Trust	1,097,962	1,903,698
SOSiLA Logistics REIT Inc.	665	540,015
Total Industrial REITs		7,068,094
Office REITs — 0.3%
Global One Real Estate Investment Corp.	742	530,473
Ichigo Office REIT Investment Corp.	943	505,940
Japan Prime Realty Investment Corp.	176	386,085
Mori Hills REIT Investment Corp.	959	867,469
Total Office REITs		2,289,967
Real Estate Management & Development — 2.5%
Daiwa House Industry Co. Ltd.	393,307	11,767,116
Henderson Land Development Co. Ltd.	503,645	1,435,042
Kerry Properties Ltd.	236,308	432,371
Sun Hung Kai Properties Ltd.	777,470	7,495,111
Total Real Estate Management & Development		21,129,640
Retail REITs — 0.6%
CapitaLand China Trust	776,600	422,941
CT Real Estate Investment Trust	48,325	509,586
Frasers Centrepoint Trust	576,219	935,032
Frontier Real Estate Investment Corp.	384	1,153,180
Fukuoka REIT Corp.	409	464,008
SmartCentres Real Estate Investment Trust	102,894	1,766,287
Total Retail REITs		5,251,034
Total Real Estate		39,098,002
Utilities — 14.2%
Electric Utilities — 9.8%
CK Infrastructure Holdings Ltd.	459,518	2,689,077
EDP - Energias de Portugal SA	1,602,715	6,248,668
Emera Inc.	371,655	13,092,033
Endesa SA	300,107	5,563,446
Enel SpA	3,108,274	20,541,100
Iberdrola SA	1,696,599	21,062,608
Power Assets Holdings Ltd.	668,377	3,911,309
Redeia Corp. SA	230,925	3,941,753
Terna - Rete Elettrica Nazionale SpA	705,862	5,839,458
Total Electric Utilities		82,889,452

See Notes to Financial Statements.

20	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Franklin International Low Volatility High Dividend Index ETF

(Percentages shown based on Fund net assets)

Security		Shares	Value
Gas Utilities — 0.4%
Italgas SpA		387,913	$2,262,310
Rubis SCA		37,085	1,311,296
Total Gas Utilities			3,573,606
Independent Power and Renewable Electricity Producers — 0.4%
Capital Power Corp.		136,946	3,866,770
Multi-Utilities — 3.6%
A2A SpA		2,154,328	3,893,691
ACEA SpA		40,007	709,469
Canadian Utilities Ltd., Class A Shares		154,867	3,530,498
Iren SpA		363,198	742,929
National Grid PLC		1,528,280	20,580,205
REN - Redes Energeticas Nacionais SGPS SA		293,523	697,411
Total Multi-Utilities			30,154,203
Total Utilities			120,484,031
Total Common Stocks (Cost — $738,476,183)			806,474,538

	Rate
Preferred Stocks — 2.5%
Consumer Discretionary — 2.5%
Automobile Components — 0.1%
Schaeffler AG	7.200%	118,079	797,034	(a)
Automobiles — 2.4%
Volkswagen AG	7.375%	155,172	20,586,244	(a)
Total Preferred Stocks (Cost — $20,821,695)			21,383,278
Total Investments before Short-Term Investments (Cost — $759,297,878)			827,857,816
Short-Term Investments — 0.4%
Invesco Treasury Portfolio, Institutional Class (Cost — $2,989,364)	5.216%	2,989,364	2,989,364	(b)
Total Investments — 98.1% (Cost — $762,287,242)			830,847,180
Other Assets in Excess of Liabilities — 1.9%			16,349,100
Total Net Assets — 100.0%			$847,196,280

(a)	The rate shown represents the yield as of March 31, 2024.

(b)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

LSE — London Stock Exchange

REIT — Real Estate Investment Trust

At March 31, 2024, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
MSCI EAFE Index	28	6/24	$3,269,146	$3,299,940	$30,794

See Notes to Financial Statements.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	21

Schedules of investments (cont’d)

March 31, 2024

Franklin International Low Volatility High Dividend Index ETF

At March 31, 2024, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	307,487	CHF	268,379	State Street Global Markets, LLC	4/9/24	$9,222
USD	308,184	CHF	276,396	State Street Global Markets, LLC	4/9/24	1,009
USD	312,564	CHF	281,345	State Street Global Markets, LLC	4/9/24	(110)
USD	615,361	CHF	542,371	State Street Global Markets, LLC	4/9/24	12,593
USD	616,396	CHF	539,850	State Street Global Markets, LLC	4/9/24	16,430
USD	923,515	CHF	832,679	State Street Global Markets, LLC	4/9/24	(1,888)
USD	69,547,533	CHF	60,936,436	State Street Global Markets, LLC	4/9/24	1,825,424
USD	1,196,379	EUR	1,090,363	State Street Global Markets, LLC	4/9/24	18,361
USD	1,215,583	EUR	1,123,277	State Street Global Markets, LLC	4/9/24	2,006
USD	1,235,357	EUR	1,143,607	State Street Global Markets, LLC	4/9/24	(185)
USD	2,397,102	EUR	2,193,248	State Street Global Markets, LLC	4/9/24	27,537
USD	2,401,253	EUR	2,203,457	State Street Global Markets, LLC	4/9/24	20,659
USD	3,666,979	EUR	3,384,783	State Street Global Markets, LLC	4/9/24	10,092
USD	272,419,456	EUR	248,987,720	State Street Global Markets, LLC	4/9/24	3,415,507
USD	504,115	GBP	391,286	State Street Global Markets, LLC	4/9/24	9,798
USD	508,070	GBP	403,127	State Street Global Markets, LLC	4/9/24	(1,206)
USD	518,487	GBP	410,431	State Street Global Markets, LLC	4/9/24	(16)
USD	1,006,452	GBP	787,126	State Street Global Markets, LLC	4/9/24	12,065
USD	1,008,267	GBP	790,790	State Street Global Markets, LLC	4/9/24	9,251
USD	1,534,050	GBP	1,214,702	State Street Global Markets, LLC	4/9/24	(500)
USD	113,896,823	GBP	89,065,531	State Street Global Markets, LLC	4/9/24	1,379,141
USD	9,950	NOK	106,879	State Street Global Markets, LLC	4/9/24	96
USD	10,006	NOK	103,742	State Street Global Markets, LLC	4/9/24	441
USD	10,024	NOK	108,728	State Street Global Markets, LLC	4/9/24	(1)
USD	19,837	NOK	208,706	State Street Global Markets, LLC	4/9/24	594
USD	19,869	NOK	209,675	State Street Global Markets, LLC	4/9/24	537
USD	29,963	NOK	321,952	State Street Global Markets, LLC	4/9/24	279
USD	2,257,250	NOK	23,516,970	State Street Global Markets, LLC	4/9/24	89,015
USD	2,497	SEK	26,334	State Street Global Markets, LLC	4/9/24	34
USD	2,505	SEK	26,782	State Street Global Markets, LLC	4/9/24	0(a)
USD	2,513	SEK	25,565	State Street Global Markets, LLC	4/9/24	121
USD	5,005	SEK	51,666	State Street Global Markets, LLC	4/9/24	171
USD	5,028	SEK	51,426	State Street Global Markets, LLC	4/9/24	216
USD	7,502	SEK	79,314	State Street Global Markets, LLC	4/9/24	81
USD	568,339	SEK	5,812,958	State Street Global Markets, LLC	4/9/24	24,499
USD	52,628	AUD	79,198	UBS Securities LLC	4/9/24	946
USD	53,222	AUD	81,599	UBS Securities LLC	4/9/24	(26)
USD	54,207	AUD	83,077	UBS Securities LLC	4/9/24	(6)
USD	105,229	AUD	159,323	UBS Securities LLC	4/9/24	1,259
USD	105,470	AUD	160,067	UBS Securities LLC	4/9/24	1,016
USD	160,770	AUD	245,889	UBS Securities LLC	4/9/24	311
USD	11,864,435	AUD	17,916,154	UBS Securities LLC	4/9/24	172,931
USD	463,643	CAD	623,476	UBS Securities LLC	4/9/24	2,858
USD	472,516	CAD	642,301	UBS Securities LLC	4/9/24	(2,182)
USD	483,306	CAD	653,967	UBS Securities LLC	4/9/24	(14)
USD	929,437	CAD	1,254,120	UBS Securities LLC	4/9/24	2,569
USD	932,368	CAD	1,259,957	UBS Securities LLC	4/9/24	1,186
USD	1,426,380	CAD	1,935,484	UBS Securities LLC	4/9/24	(4,056)
USD	105,166,305	CAD	141,691,615	UBS Securities LLC	4/9/24	447,885
USD	129,267	HKD	1,010,166	UBS Securities LLC	4/9/24	158

See Notes to Financial Statements.

22	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Franklin International Low Volatility High Dividend Index ETF

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	133,053	HKD	1,040,633	UBS Securities LLC	4/9/24	$49
USD	135,403	HKD	1,059,554	UBS Securities LLC	4/9/24	(18)
USD	259,906	HKD	2,031,883	UBS Securities LLC	4/9/24	212
USD	261,122	HKD	2,041,340	UBS Securities LLC	4/9/24	219
USD	400,927	HKD	3,135,836	UBS Securities LLC	4/9/24	137
USD	29,428,684	HKD	229,988,047	UBS Securities LLC	4/9/24	33,950
USD	523,459	JPY	79,057,418	UBS Securities LLC	4/9/24	375
USD	524,115	JPY	76,734,499	UBS Securities LLC	4/9/24	16,401
USD	532,511	JPY	80,495,474	UBS Securities LLC	4/9/24	(87)
USD	1,049,478	JPY	154,373,798	UBS Securities LLC	4/9/24	28,064
USD	1,050,216	JPY	155,095,561	UBS Securities LLC	4/9/24	24,026
USD	1,574,511	JPY	238,226,274	UBS Securities LLC	4/9/24	(1,714)
USD	117,271,227	JPY	17,288,593,400	UBS Securities LLC	4/9/24	2,881,249
USD	288,915	SGD	383,780	UBS Securities LLC	4/9/24	4,430
USD	293,187	SGD	395,370	UBS Securities LLC	4/9/24	111
USD	298,348	SGD	402,532	UBS Securities LLC	4/9/24	(37)
USD	579,815	SGD	771,965	UBS Securities LLC	4/9/24	7,580
USD	581,096	SGD	775,568	UBS Securities LLC	4/9/24	6,189
USD	885,626	SGD	1,191,381	UBS Securities LLC	4/9/24	2,490
USD	65,432,093	SGD	87,203,968	UBS Securities LLC	4/9/24	790,304
Net unrealized appreciation on open forward foreign currency contracts						$11,300,038

(a)	Amount represents less than $1.

Abbreviation(s) used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

CHF	— Swiss Franc

EUR	— Euro

GBP	— British Pound

HKD	— Hong Kong Dollar

JPY	— Japanese Yen

NOK	— Norwegian Krone

SEK	— Swedish Krona

SGD	— Singapore Dollar

USD	— United States Dollar

See Notes to Financial Statements.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	23

Schedules of investments (cont’d)

March 31, 2024

Franklin International Low Volatility High Dividend Index ETF

Summary of Investments by Country# (unaudited)
Japan	14.8%
Canada	13.2
United Kingdom	12.9
Italy	8.7
Singapore	8.7
Germany	7.7
United States	7.5
France	5.6
Spain	5.5
Switzerland	4.0
Australia	3.7
Hong Kong	2.3
Netherlands	1.7
Portugal	0.9
Belgium	0.8
China	0.7
Austria	0.4
Finland	0.4
Sweden	0.1
Short-Term Investments	0.4
100.0%

#	As a percentage of total investments. Please note that the Fund holdings are as of March 31, 2024 and are subject to change.

See Notes to Financial Statements.

24	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Franklin U.S. Low Volatility High Dividend Index ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 99.3%
Communication Services — 4.7%
Diversified Telecommunication Services — 2.4%
Verizon Communications Inc.	380,786	$15,977,780
Media — 2.3%
Interpublic Group of Cos. Inc.	221,392	7,224,021
Omnicom Group Inc.	80,755	7,813,854
Total Media		15,037,875
Total Communication Services		31,015,655
Consumer Discretionary — 2.7%
Hotels, Restaurants & Leisure — 1.6%
Darden Restaurants Inc.	65,125	10,885,644
Household Durables — 1.1%
Garmin Ltd.	48,132	7,165,411
Total Consumer Discretionary		18,051,055
Consumer Staples — 23.8%
Beverages — 7.5%
Coca-Cola Co.	273,474	16,731,140
Keurig Dr Pepper Inc.	513,406	15,746,162
PepsiCo Inc.	94,923	16,612,474
Total Beverages		49,089,776
Consumer Staples Distribution & Retail — 0.8%
Sysco Corp.	67,970	5,517,805
Food Products — 8.0%
Conagra Brands Inc.	297,314	8,812,387
General Mills Inc.	243,503	17,037,905
Kellanova	168,365	9,645,631
Kraft Heinz Co.	465,832	17,189,200
Total Food Products		52,685,123
Household Products — 2.3%
Kimberly-Clark Corp.	111,218	14,386,048
Reynolds Consumer Products Inc.	20,942	598,104
Total Household Products		14,984,152
Tobacco — 5.2%
Altria Group Inc.	393,666	17,171,711
Philip Morris International Inc.	172,958	15,846,412
Universal Corp.	10,069	520,768
Vector Group Ltd.	38,958	426,980
Total Tobacco		33,965,871
Total Consumer Staples		156,242,727
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
DT Midstream Inc.	40,207	2,456,648
Financials — 9.4%
Banks — 7.5%
Atlantic Union Bankshares Corp.	21,928	774,278
Bank of Hawaii Corp.	14,670	915,261

See Notes to Financial Statements.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	25

Schedules of investments (cont’d)

March 31, 2024

Franklin U.S. Low Volatility High Dividend Index ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Banks — continued
Community Bank System Inc.	21,053	$1,011,176
CVB Financial Corp.	63,421	1,131,431
Eagle Bancorp Inc.	14,414	338,585
First Commonwealth Financial Corp.	31,415	437,297
First Financial Bancorp	20,849	467,434
First Hawaiian Inc.	53,392	1,172,488
First Interstate BancSystem Inc., Class A Shares	38,145	1,037,925
First Merchants Corp.	12,600	439,740
FNB Corp.	113,087	1,594,527
Fulton Financial Corp.	75,074	1,192,926
Hope Bancorp Inc.	45,070	518,756
NBT Bancorp Inc.	11,493	421,563
New York Community Bancorp Inc.	613,606	1,975,811
Northwest Bancshares Inc.	41,198	479,957
Old National Bancorp	130,000	2,263,300
Park National Corp.	3,131	425,346
PNC Financial Services Group Inc.	69,539	11,237,502
Preferred Bank	5,213	400,202
Provident Financial Services Inc.	32,882	479,091
Towne Bank	13,158	369,213
United Bankshares Inc.	45,856	1,641,186
US Bancorp	370,023	16,540,028
Valley National Bancorp	204,582	1,628,473
WesBanco Inc.	10,911	325,257
Westamerica BanCorp	8,594	420,075
Total Banks		49,638,828
Capital Markets — 0.1%
Cohen & Steers Inc.	6,536	502,553
Insurance — 1.2%
CNA Financial Corp.	11,582	526,054
Fidelity National Financial Inc.	93,396	4,959,328
Old Republic International Corp.	76,991	2,365,164
Total Insurance		7,850,546
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Ladder Capital Corp.	40,663	452,579
Starwood Property Trust Inc.	159,666	3,246,010
Total Mortgage Real Estate Investment Trusts (REITs)		3,698,589
Total Financials		61,690,516
Health Care — 7.0%
Pharmaceuticals — 7.0%
Bristol-Myers Squibb Co.	312,873	16,967,103
Johnson & Johnson	105,068	16,620,707
Pfizer Inc.	457,649	12,699,759
Total Health Care		46,287,569

See Notes to Financial Statements.

26	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Franklin U.S. Low Volatility High Dividend Index ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Industrials — 11.2%
Aerospace & Defense — 2.5%
Lockheed Martin Corp.	36,420	$16,566,365
Air Freight & Logistics — 2.0%
United Parcel Service Inc., Class B Shares	86,036	12,787,531
Machinery — 2.4%
Cummins Inc.	53,929	15,890,180
Professional Services — 1.5%
Paychex Inc.	81,293	9,982,780
Trading Companies & Distributors — 2.8%
Fastenal Co.	209,469	16,158,439
MSC Industrial Direct Co. Inc., Class A Shares	23,254	2,256,568
Total Trading Companies & Distributors		18,415,007
Total Industrials		73,641,863
Information Technology — 4.9%
Communications Equipment — 2.3%
Cisco Systems Inc.	299,351	14,940,608
IT Services — 2.6%
International Business Machines Corp.	90,384	17,259,729
Total Information Technology		32,200,337
Materials — 1.1%
Containers & Packaging — 1.1%
Packaging Corp. of America	38,269	7,262,691
Real Estate — 14.0%
Diversified REITs — 1.0%
American Assets Trust Inc.	23,392	512,519
Broadstone Net Lease Inc.	64,384	1,008,897
WP Carey Inc.	93,224	5,261,563
Total Diversified REITs		6,782,979
Health Care REITs — 1.4%
CareTrust REIT Inc.	41,652	1,015,059
Healthcare Realty Trust Inc.	165,179	2,337,283
Healthpeak Properties Inc.	87,630	1,643,062
LTC Properties Inc.	15,390	500,329
Medical Properties Trust Inc.	781,477	3,672,942
Total Health Care REITs		9,168,675
Industrial REITs — 0.6%
LXP Industrial Trust	95,762	863,773
STAG Industrial Inc.	75,347	2,896,339
Total Industrial REITs		3,760,112
Office REITs — 0.8%
Brandywine Realty Trust	148,188	711,302
COPT Defense Properties	49,289	1,191,315
Easterly Government Properties Inc.	63,115	726,454
Highwoods Properties Inc.	76,473	2,002,063

See Notes to Financial Statements.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	27

Schedules of investments (cont’d)

March 31, 2024

Franklin U.S. Low Volatility High Dividend Index ETF

(Percentages shown based on Fund net assets)

Security	Shares	Value
Office REITs — continued
Office Properties Income Trust	89,320	$182,213
Piedmont Office Realty Trust Inc., Class A Shares	63,298	444,985
Total Office REITs		5,258,332
Residential REITs — 1.0%
Essex Property Trust Inc.	27,922	6,835,585
Retail REITs — 4.7%
Agree Realty Corp.	64,507	3,684,640
Getty Realty Corp.	22,285	609,495
Kimco Realty Corp.	280,974	5,509,900
NETSTREIT Corp.	48,503	891,000
NNN REIT Inc.	96,667	4,131,547
Realty Income Corp.	285,846	15,464,269
Retail Opportunity Investments Corp.	59,500	762,790
Total Retail REITs		31,053,641
Specialized REITs — 4.5%
Crown Castle Inc.	110,325	11,675,695
CubeSmart	105,732	4,781,201
Four Corners Property Trust Inc.	36,518	893,595
Gaming and Leisure Properties Inc.	114,903	5,293,581
National Storage Affiliates Trust	46,369	1,815,810
Uniti Group Inc.	118,834	701,121
VICI Properties Inc.	146,441	4,362,477
Total Specialized REITs		29,523,480
Total Real Estate		92,382,804
Utilities — 20.1%
Electric Utilities — 11.9%
ALLETE Inc.	21,451	1,279,338
Alliant Energy Corp.	104,679	5,275,822
American Electric Power Co. Inc.	204,168	17,578,865
Entergy Corp.	96,667	10,215,768
Evergy Inc.	165,201	8,818,429
Eversource Energy	124,240	7,425,825
Exelon Corp.	461,226	17,328,261
Hawaiian Electric Industries Inc.	27,682	311,976
OGE Energy Corp.	88,668	3,041,312
Pinnacle West Capital Corp.	62,266	4,653,138
Portland General Electric Co.	60,714	2,549,988
Total Electric Utilities		78,478,722
Gas Utilities — 0.4%
Northwest Natural Holding Co.	12,837	477,793
ONE Gas Inc.	29,102	1,877,952
Total Gas Utilities		2,355,745
Multi-Utilities — 7.8%
Ameren Corp.	121,551	8,989,912
Avista Corp.	43,849	1,535,592
Black Hills Corp.	36,256	1,979,578

See Notes to Financial Statements.

28	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Franklin U.S. Low Volatility High Dividend Index ETF

(Percentages shown based on Fund net assets)

Security		Shares	Value
Multi-Utilities — continued
Consolidated Edison Inc.		120,287	$10,923,263
DTE Energy Co.		86,637	9,715,473
NiSource Inc.		251,911	6,967,858
Northwestern Energy Group Inc.		25,476	1,297,493
WEC Energy Group Inc.		119,537	9,816,378
Total Multi-Utilities			51,225,547
Total Utilities			132,060,014
Total Investments before Short-Term Investments (Cost — $679,232,676)			653,291,879

	Rate
Short-Term Investments — 0.3%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,663,154)	5.216%	1,663,154	1,663,154	(a)
Total Investments — 99.6% (Cost — $680,895,830)			654,955,033
Other Assets in Excess of Liabilities — 0.4%			2,872,602
Total Net Assets — 100.0%			$657,827,635

(a)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:

REIT	— Real Estate Investment Trust

At March 31, 2024, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Buy:
E-mini S&P 500 Index	10	6/24	$2,616,680	$2,654,250	$37,570

See Notes to Financial Statements.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	29

Statements of assets and liabilities

March 31, 2024

	Franklin International Low Volatility High Dividend Index ETF	Franklin U.S. Low Volatility High Dividend Index ETF

Assets:
Investments, at value (Cost — $762,287,242 and $680,895,830, respectively)	$830,847,180	$654,955,033
Foreign currency, at value (Cost — $630,670 and $0, respectively)	630,647	—
Unrealized appreciation on forward foreign currency contracts	11,312,084	—
Dividends receivable	4,457,728	2,904,088
Receivable for securities sold	873,786	—
European Union tax reclaims receivable (Note 1)	165,810	—
Deposits with brokers for open futures contracts	64,851	80,535
Receivable from brokers — net variation margin on open futures contracts	30,794	37,570
Receivable for Fund shares sold	15,814	—
Total Assets	848,398,694	657,977,226

Liabilities:
Payable for securities purchased	875,270	—
Investment management fee payable	273,646	149,591
European Union tax reclaims contingency fees payable (Note 1)	41,452	—
Unrealized depreciation on forward foreign currency contracts	12,046	—
Total Liabilities	1,202,414	149,591
Total Net Assets	$847,196,280	$657,827,635

Net Assets:
Par value (Note 5)	$286	$179
Paid-in capital in excess of par value	792,085,802	856,185,460
Total distributable earnings (loss)	55,110,192	(198,358,004)
Total Net Assets	$847,196,280	$657,827,635

Shares Outstanding	28,560,000	17,850,000

Net Asset Value	$29.66	$36.85

See Notes to Financial Statements.

30	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Statements of operations

For the Year Ended March 31, 2024

	Franklin International Low Volatility High Dividend Index ETF	Franklin U.S. Low Volatility High Dividend Index ETF

Investment Income:
Dividends	$32,676,377	$39,377,219
European Union tax reclaims (Note 1)	99,840	—
Less: Foreign taxes withheld	(2,736,548)	—
Total Investment Income	30,039,669	39,377,219

Expenses:
Investment management fee (Note 2)	2,305,285	2,515,193
European Union tax reclaims contingency fees (Note 1)	24,959	—
Total Expenses	2,330,244	2,515,193
Net Investment Income	27,709,425	36,862,026

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	15,189,177	(29,831,175)
Futures contracts	176,836	1,153,732
Forward foreign currency contracts	5,349,640	—
Foreign currency transactions	(132,580)	—
Net Realized Gain (Loss)	20,583,073	(28,677,443)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	48,905,392	(8,545,337)
Futures contracts	(71,000)	(142,229)
Forward foreign currency contracts	17,923,475	—
Foreign currencies	(25,786)	—
Change in Net Unrealized Appreciation (Depreciation)	66,732,081	(8,687,566)
Net Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	87,315,154	(37,365,009)
Increase (Decrease) in Net Assets From Operations	$115,024,579	$(502,983)

See Notes to Financial Statements.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	31

Statements of changes in net assets

Franklin International Low Volatility High Dividend Index ETF

For the Years Ended March 31,	2024	2023

Operations:
Net investment income	$27,709,425	$8,898,567
Net realized gain	20,583,073	5,005,655
Change in net unrealized appreciation (depreciation)	66,732,081	8,285,317
Increase in Net Assets From Operations	115,024,579	22,189,539

Distributions to Shareholders From (Note 1):
Total distributable earnings	(46,119,061)	(13,829,462)
Decrease in Net Assets From Distributions to Shareholders	(46,119,061)	(13,829,462)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (16,980,000 and 10,620,000 shares issued, respectively)	471,542,240	276,034,141
Cost of shares repurchased (2,100,000 and 720,000 shares repurchased, respectively)	(60,046,121)	(19,890,389)
Increase in Net Assets From Fund Share Transactions	411,496,119	256,143,752
Increase in Net Assets	480,401,637	264,503,829

Net Assets:
Beginning of year	366,794,643	102,290,814
End of year	$847,196,280	$366,794,643

See Notes to Financial Statements.

32	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Franklin U.S. Low Volatility High Dividend Index ETF

For the Years Ended March 31,	2024	2023

Operations:
Net investment income	$36,862,026	$28,112,629
Net realized gain (loss)	(28,677,443)	84,626,061
Change in net unrealized appreciation (depreciation)	(8,687,566)	(124,288,569)
Decrease in Net Assets From Operations	(502,983)	(11,549,879)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(36,357,087)	(25,402,005)
Decrease in Net Assets From Distributions to Shareholders	(36,357,087)	(25,402,005)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (5,400,000 and 24,300,000 shares issued, respectively)	201,347,194	917,020,304
Cost of shares repurchased (17,650,000 and 12,550,000 shares repurchased, respectively)	(629,252,600)	(485,111,246)
Increase (Decrease) in Net Assets From Fund Share Transactions	(427,905,406)	431,909,058
Increase (Decrease) in Net Assets	(464,765,476)	394,957,174

Net Assets:
Beginning of year	1,122,593,111	727,635,937
End of year	$657,827,635	$1,122,593,111

See Notes to Financial Statements.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	33

Financial highlights

Franklin International Low Volatility High Dividend Index ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2024[1]	2023[1]	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,3]

Net asset value, beginning of year	$26.81	$27.06	$25.83	$21.25	$27.15	$26.42

Income (loss) from operations:
Net investment income	1.32	1.25	0.41	1.13	1.00	1.18
Net realized and unrealized gain (loss)	3.70	0.50	1.12	4.78	(5.47)	1.85
Total income (loss) from operations	5.02	1.75	1.53	5.91	(4.47)	3.03

Less distributions from:
Net investment income	(1.50)	(1.06)	(0.30)	(1.33)	(1.13)	(1.16)
Net realized gains	(0.67)	(0.94)	—	—	(0.30)	(1.14)
Total distributions	(2.17)	(2.00)	(0.30)	(1.33)	(1.43)	(2.30)

Net asset value, end of year	$29.66	$26.81	$27.06	$25.83	$21.25	$27.15
Total return, based on NAV[4]	19.68%	6.90%	5.98%	28.28%	(17.20)%	12.65%

Net assets, end of year (000s)	$847,196	$366,795	$102,291	$80,576	$53,552	$53,751

Ratios to average net assets:
Gross expenses	0.40%	0.41%[5]	0.40%[6]	0.40%	0.40%	0.40%
Net expenses	0.40	0.41 [5]	0.40 [6]	0.40	0.40	0.40
Net investment income	4.81	4.81	3.75 [6]	4.51	4.28	4.54

Portfolio turnover rate[7]	64%	78%	24%	54%	96%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2021 through March 31, 2022.

[3]	For the year ended October 31.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

Expense ratios are including non-recurring European Union tax reclaim contingent fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.40% and 0.40%, respectively, for the year ended March 31, 2023.

[6]	Annualized.

[7]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

34	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Franklin U.S. Low Volatility High Dividend Index ETF

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2024[1]	2023[1]	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,3]

Net asset value, beginning of year	$37.30	$39.65	$37.31	$29.36	$33.77	$30.19

Income (loss) from operations:
Net investment income	1.42	1.33	0.43	0.99	1.13	1.11
Net realized and unrealized gain (loss)	(0.49)	(2.46)	2.45	8.01	(4.45)	3.36
Total income (loss) from operations	0.93	(1.13)	2.88	9.00	(3.32)	4.47

Less distributions from:
Net investment income	(1.38)	(1.22)	(0.54)	(1.05)	(1.09)	(0.89)
Total distributions	(1.38)	(1.22)	(0.54)	(1.05)	(1.09)	(0.89)

Net asset value, end of year	$36.85	$37.30	$39.65	$37.31	$29.36	$33.77
Total return, based on NAV[4]	2.66%	(2.85)%	7.76%	31.07%	(9.90)%	15.15%

Net assets, end of year (millions)	$658	$1,123	$728	$743	$671	$824

Ratios to average net assets:
Gross expenses	0.27%	0.27%	0.27%[5]	0.27%	0.27%	0.27%
Net expenses	0.27	0.27	0.27 [5]	0.27	0.27	0.27
Net investment income	3.96	3.54	2.71 [5]	2.84	3.69	3.50

Portfolio turnover rate[6]	65%	52%	14%	52%	48%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2021 through March 31, 2022.

[3]	For the year ended October 31.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	35

Notes to financial statements

1. Organization and significant accounting policies

Franklin International Low Volatility High Dividend Index ETF (“International Low Volatility High Dividend Index ETF”) and Franklin U.S. Low Volatility High Dividend Index ETF (“U.S. Low Volatility High Dividend Index ETF”) (the “Funds”) are separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Funds are exchange-traded funds (“ETFs”). ETFs are funds that trade like other publicly-traded securities. The Funds are designed to track an index. Similar to shares of an index mutual fund, each share of the Funds represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Funds may be directly purchased from and redeemed by the Funds at NAV solely by certain large institutional investors who have entered into agreements with the Funds’ distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on the Cboe BZX Exchange, Inc. for International Low Volatility High Dividend Index ETF and NASDAQ for U.S. Low Volatility High Dividend Index ETF. The market price for a Fund’s shares may be different from a Fund’s NAV. The Funds issue and redeem shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Funds at NAV. Creation Units are issued and redeemed generally in-kind for a basket of securities and/or cash. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Funds at NAV.

International Low Volatility High Dividend Index ETF and U.S. Low Volatility High Dividend Index ETF seek to track the investment results of the Franklin International Low Volatility High Dividend Hedged Index and Franklin Low Volatility High Dividend Index, respectively (together, the “Indices”). The Franklin International Low Volatility High Dividend Hedged Index seeks to provide more stable income through investments in stocks of profitable companies in developed markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and other international currencies. The Franklin Low Volatility High Dividend Index seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Indices are based on a proprietary methodology created and sponsored by Franklin Advisers, Inc. (“Franklin Advisers”), the Funds’ subadviser.

The Funds follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Funds hold securities or other assets that are denominated in a foreign currency, the Funds will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, the Funds value these securities as determined in accordance with procedures approved by the Funds’ Board of Trustees.

36	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Pursuant to policies adopted by the Board of Trustees, the Funds’ manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Funds’ manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Funds’ manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets and liabilities carried at fair value:

International Low Volatility High Dividend Index ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$806,474,538	—	—	$806,474,538
Preferred Stocks	21,383,278	—	—	21,383,278
Total Long-Term Investments	827,857,816	—	—	827,857,816
Short-Term Investments†	2,989,364	—	—	2,989,364
Total Investments	$830,847,180	—	—	$830,847,180
Other Financial Instruments:
Futures Contracts††	$30,794	—	—	$30,794
Forward Foreign Currency Contracts††	—	$11,312,084	—	11,312,084
Total Other Financial Instruments	$30,794	$11,312,084	—	$11,342,878
Total	$830,877,974	$11,312,084	—	$842,190,058

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	37

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$12,046	—	$12,046

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

U.S. Low Volatility High Dividend Index ETF

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$653,291,879	—	—	$653,291,879
Short-Term Investments†	1,663,154	—	—	1,663,154
Total Investments	$654,955,033	—	—	$654,955,033
Other Financial Instruments:
Futures Contracts††	$37,570	—	—	$37,570
Total	$654,992,603	—	—	$654,992,603

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Funds use futures contracts generally to gain or manage exposure to certain asset classes, sectors, or markets or for cash management purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Funds are required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Funds each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statements of Operations and the Funds recognize a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Funds enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

38	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds’ subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Funds have entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Funds’ net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedules of Investments.

As of March 31, 2024, International Low Volatility High Dividend Index ETF held forward foreign currency contracts with credit related contingent features which had a liability position of $12,046. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	39

Notes to financial statements (cont’d)

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after International Low Volatility High Dividend Index ETF determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Funds is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs.

After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Funds’ records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Distributions to shareholders. Distributions from net investment income of the Funds, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2024, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

As a result of several court cases, in certain countries across the European Union, International Low Volatility High Dividend Index ETF filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“EU reclaims”). Income recognized, if any, for EU reclaims is reflected as European Union tax reclaims in the Statements of Operations and any related receivable is reflected as European Union tax reclaims receivable in the Statements of Assets and Liabilities. Any fees associated with these filings are reflected as European Union tax reclaims contingency fees in the Statements of operations. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by International Low Volatility High Dividend Index ETF, if any, reduce the amount of foreign taxes Fund shareholders can use as tax deductions or credits on their income tax returns.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
International Low Volatility High Dividend Index ETF(a)	$(18,956,208)	$18,956,208
U.S. Low Volatility High Dividend Index ETF(a)	(24,980,453)	24,980,453

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC (“LMPFA”) prior to November 30, 2023) is each Fund’s investment manager. Franklin Advisers is each Fund’s subadviser. Western Asset

40	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Management Company, LLC (“Western Asset”) manages the portion of each Fund’s cash and short-term instruments allocated to it. FTFA, Franklin Advisers and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

FTFA provides administrative and certain oversight services to the Funds. FTFA delegates to the subadviser the day-to-day portfolio management of the Funds. Each Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to FTFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Funds’ Board of Trustees, FTFA as to each Fund provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure.

Each Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets as follows:

Annualized Fee Rate
International Low Volatility High Dividend Index ETF	0.40%
U.S. Low Volatility High Dividend Index ETF	0.27%

As compensation for its subadvisory services, FTFA as to each Fund pays Franklin Advisers 90% of the investment management fee paid by the Fund to FTFA, net of (i) all fees and expenses incurred by FTFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. FTFA as to each Fund pays Western Asset monthly a fee of 0.02% of the portion of each Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Franklin Distributors, LLC (“Franklin Distributors”) serves as the distributor of Creation Units for the Funds on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

The Funds’ Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, each Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Funds, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended March 31, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

	Purchases	Sales
International Low Volatility High Dividend Index ETF	$405,584,250	$365,905,401
U.S. Low Volatility High Dividend Index ETF	605,630,987	596,894,285

During the year ended March 31, 2024, in-kind transactions (Note 5) were as follows:

	Contributions	Redemptions	Realized gain (loss)*
International Low Volatility High Dividend Index ETF	$415,025,123	$60,943,961	$19,578,229
U.S. Low Volatility High Dividend Index ETF	201,254,594	630,851,619	30,616,364

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Funds’ Share Transactions on the Statements of Changes in Net Assets. This table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	41

Notes to financial statements (cont’d)

At March 31, 2024, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	International Low Volatility High Dividend Index ETF
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$770,563,360	$67,555,943	$(7,272,123)	$60,283,820
Futures contracts	—	30,794	—	30,794
Forward foreign currency contracts	—	11,312,084	(12,046)	11,300,038

	U.S. Low Volatility High Dividend Index ETF
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$688,175,265	$24,336,700	$(57,556,932)	$(33,220,232)
Futures contracts	—	37,570	—	37,570

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statements of Assets and Liabilities at March 31, 2024.

International Low Volatility High Dividend Index ETF

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Equity Risk	Total
Futures contracts[2]	—	$30,794	$30,794
Forward foreign currency contracts	$11,312,084	—	11,312,084
Total	$11,312,084	$30,794	$11,342,878

LIABILITY DERIVATIVES[1]
			Foreign Exchange Risk
Forward foreign currency contracts			$12,046

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedules of Investments. Only net variation margin is reported within the receivables and/or payables on the Statements of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended March 31, 2024. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Futures contracts	—	$176,836	$176,836
Forward foreign currency contracts	$5,349,640	—	5,349,640
Total	$5,349,640	$176,836	$5,526,476

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Futures contracts	—	$(71,000)	$(71,000)
Forward foreign currency contracts	$17,923,475	—	17,923,475
Total	$17,923,475	$(71,000)	$17,852,475

42	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

During the year ended March 31, 2024, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$2,814,000
Forward foreign currency contracts (to buy)†	59,405
Forward foreign currency contracts (to sell)	569,909,695

†	At March 31, 2024, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of March 31, 2024.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
State Street Global Markets, LLC	$6,885,179	$(3,906)	$6,881,273	—	$6,881,273
UBS Securities LLC	4,426,905	(8,140)	4,418,765	—	4,418,765
Total	$11,312,084	$(12,046)	$11,300,038	—	$11,300,038

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statements of Assets and Liabilities at March 31, 2024.

U.S. Low Volatility High Dividend Index ETF

ASSET DERIVATIVES[1]
Equity Risk
Futures contracts[2]	$37,570

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedules of Investments. Only net variation margin is reported within the receivables and/or payables on the Statements of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended March 31, 2024. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$1,153,732

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(142,229)

During the year ended March 31, 2024, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$5,417,081

5. Fund share transactions

At March 31, 2024, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each Fund’s shares are issued and redeemed by the Funds only in Creation Units or Creation Unit aggregations, where 60,000 and 50,000 shares of International Low Volatility High Dividend Index ETF and U.S. Low Volatility High Dividend

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	43

Notes to financial statements (cont’d)

Index ETF, respectively, constitute a Creation Unit. Such transactions are generally on an in-kind basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of each Fund on the transaction date. Transactions in capital shares of the Funds are disclosed in detail in the Statements of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Such transactions fees are treated as increases in capital and are disclosed in the Funds’ Statements of Changes in Net Assets. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended March 31, 2024 was as follows:

	International Low Volatility High Dividend Index ETF	U.S. Low Volatility High Dividend Index ETF
Distributions paid from:
Ordinary income	$40,153,788	$36,357,087
Net long-term capital gains	5,965,273	—
Total distributions paid	$46,119,061	$36,357,087

The tax character of distributions paid during the fiscal period ended March 31, 2023 was as follows:

	International Low Volatility High Dividend Index ETF	U.S. Low Volatility High Dividend Index ETF
Distributions paid from:
Ordinary income	$11,244,948	$25,402,005
Net long-term capital gains	2,584,514	—
Total distributions paid	$13,829,462	$25,402,005

As of March 31, 2024, the components of distributable earnings (loss) on a tax basis were as follows:

	International Low Volatility High Dividend Index ETF		U.S. Low Volatility High Dividend Index ETF
Undistributed ordinary income — net	$1,127,684		$6,468,868
Deferred capital losses*	(7,255,831)		(171,544,896)
Other book/tax temporary differences	(10,360,004)	(a)	(99,314)	(b)
Unrealized appreciation (depreciation)	71,598,343	(c)	(33,182,662)	(d)
Total distributable earnings (loss) — net	$55,110,192		$(198,358,004)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the treatment of EU reclaims and the realization for tax purposes of unrealized gains (losses) on futures and foreign currency contracts.

(b)	Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on futures contracts and the treatment of capital gains tax.

(c)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(d)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

44	Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Franklin International Low Volatility High Dividend Index ETF and Franklin U.S. Low Volatility High Dividend Index ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Franklin International Low Volatility High Dividend Index ETF and Franklin U.S. Low Volatility High Dividend Index ETF (two of the funds constituting Legg Mason ETF Investment Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the two years in the period ended March 31, 2024, the period November 1, 2021 through March 31, 2022 and each of the three years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, the results of each of their operations for the year then ended March 31, 2024, the changes in each of their net assets for each of the two years in the period ended March 31, 2024, and each of the financial highlights for each of the two years in the period ended March 31, 2024, the period November 1, 2021 through March 31, 2022 and each of the three years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

San Francisco, California

May 22, 2024

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Franklin Low Volatility High Dividend Index ETFs 2024 Annual Report	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin Low Volatility High Dividend Index ETFs (the “Funds”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906.

Information pertaining to the Trustees and officers of the Funds is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-877-721-1926.

Independent Trustees†

Rohit Bhagat

Year of birth	1964
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); and formerly, Chairman, Asia Pacific, BlackRock (investment management) (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005)
Number of funds in fund complex overseen by Trustee	60
Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (payment and financial services) (2020-present); Meesho (eCommerce) (2023-present); and formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-2018); Chief Executive Officer and Director, FinTech Evolution Acquisition (February 2021-March 2023)

Deborah D. McWhinney

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015- 2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011)
Number of funds in fund complex overseen by Trustee	60
Other Directorships held by Trustee during the past five years	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020)

Anantha K. Pradeep

Year of birth	1963
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002)
Number of funds in fund complex overseen by Trustee	60
Other Directorships held by Trustee during the past five years	None

46	Franklin Low Volatility High Dividend Index ETFs

Interested Trustee and Officer

Jennifer M. Johnson[3]

Year of birth	1964
Position(s) with Trust	Trustee and Chairperson of the Board
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005)
Number of funds in fund complex overseen by Trustee	70
Other Directorships held by Trustee during the past five years	None

Additional Officers

Fred Jensen Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1963
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Director — Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer)

Harris Goldblat Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1969
Position(s) with Trust	Vice President and Secretary
Term of office[1] and length of time served[2]	Since June 2023
Principal occupation(s) during the past five years	Associate General Counsel, Franklin Templeton; officer of certain funds in the Franklin Templeton fund complex; formerly, Managing Director and Associate General Counsel for Legg Mason & Co.

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Vice President – AML Compliance
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Franklin Low Volatility High Dividend Index ETFs	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Kings Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1974
Position(s) with Trust	Chief Executive Officer – Finance and Administration
Term of office[1] and length of time served[2]	Since January 2024
Principal occupation(s) during the past five years	Senior Vice President, Franklin Templeton Services, LLC; and officer of certain funds in the Franklin Templeton fund complex

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of FTFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

David Mann Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1973
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since 2023
Principal occupation(s) during the past five years	Head of Global ETF Product and Capital Markets, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Todd Mathias Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1983
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since 2023
Principal occupation(s) during the past five years	Head of US ETF Product Strategy, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Patrick O’Connor Franklin Templeton One Franklin Parkway, San Mateo, CA 94403-1906

Year of birth	1967
Position(s) with Trust	President and Chief Executive Officer – Investment Management
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

Vivek Pai Franklin Templeton 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

Year of birth	1970
Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer
Term of office[1] and length of time served[2]	Since 2021
Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

48	Franklin Low Volatility High Dividend Index ETFs

FTFA, referenced above, was formerly known as LMPFA prior to November 30, 2023.

†	Trustees who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Funds, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

Franklin Low Volatility High Dividend Index ETFs	49

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Funds hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2024:

	Pursuant to:	International Low Volatility High Dividend Index ETF	U.S. Low Volatility High Dividend Index ETF
Long-Term Capital Gain Dividends Distributed	§852(b)(3)(C)	$5,965,273	—
Income Eligible for Dividends Received Deduction (DRD)	§854(b)(1)(A)	—	$31,081,737
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$27,264,641	$31,276,470
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$63,133	—
Short-Term Capital Gain Dividends Distributed	§871(k)(2)(C)	$9,361,305	—
Qualified Business Income Dividends Earned	§199A	—	$6,513,652
Section 163(j) Interest Earned	§163(j)	$228,897	—

Under Section 853 of the Internal Revenue Code, the Funds intend to elect to pass through to their shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Funds during the fiscal year ended March 31, 2024:

	International Low Volatility High Dividend Index ETF	U.S. Low Volatility High Dividend Index ETF
Foreign Taxes Paid	$2,329,509	—
Foreign Source Income Earned	$32,447,273	—

50	Franklin Low Volatility High Dividend Index ETFs

Franklin Low Volatility High Dividend Index ETFs

Trustees

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

Chair

Investment manager

Franklin Templeton Fund Adviser, LLC*

Subadviser

Franklin Advisers, Inc.

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

San Francisco, CA

*	Formerly known as Legg Mason Partners Fund Advisor, LLC.

Franklin Low Volatility High Dividend Index ETFs

Franklin International Low Volatility High Dividend Index ETF

Franklin U.S. Low Volatility High Dividend Index ETF

The Funds are separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Franklin Low Volatility High Dividend Index ETFs

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Funds at 1-877-721-1926.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin International Low Volatility High Dividend Index ETF and Franklin U.S. Low Volatility High Dividend Index ETF. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. Each prospectus contains this and other important information about the Funds. Please read the prospectuses carefully before investing.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

ETF Index Disclaimers

Franklin International Low Volatility High Dividend Index ETF

The MSCI World ex-US IMI Index (the “MSCI Index”) was used by Franklin Advisers, Inc. (“Franklin Advisers”), the Fund’s subadviser, as the reference universe for selection of the component securities included in the Franklin International Low Volatility High Dividend Hedged Index (the “Underlying Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the Underlying Index or Franklin International Low Volatility High Dividend Index ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the Underlying Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Index, the Underlying Index or the Fund.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or the Underlying Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in this Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

Franklin Advisers does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Franklin Advisers shall not have any liability for any errors, omissions or interruptions therein. Franklin Advisers makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. Franklin Advisers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Franklin Advisers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Franklin U.S. Low Volatility High Dividend Index ETF

Solactive AG does not sponsor, promote, sell or support in any manner the Franklin Low Volatility High Dividend Index ETF (the “Fund”). Solactive AG does not offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Broad Market Index (the “Solactive Index” or the “Underlying Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Solactive AG does not offer any express or implicit guarantee or assurance either with regard to the results of using the Fund’s Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Fund’s Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

Franklin Advisers, Inc. (“Franklin Advisers”) does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Franklin Advisers shall not have any liability for any errors, omissions or interruptions therein. Franklin Advisers makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. Franklin Advisers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Franklin Advisers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.franklintempleton.com

© 2024 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

LMETF A 5/24

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat and Deborah D. McWhinney possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Bhagat and Ms. McWhinney as its Audit Committee’s financial experts. Mr. Bhagat and Ms. McWhinney are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2022 and March 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $146,240 in March 31, 2023 and $150,630 in March 31, 2024.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in March 31, 2023 and $0 in March 31, 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $82,000 in March 31, 2023 and $82,000 in March 31, 2024. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in the previous fiscal year and $0 in March 31, 2024.

All Other Fees. There were no other non-audit services rendered by the Auditor to Franklin Templeton Fund Advisors, LLC (“FTFA”), Formerly known as Legg Mason Partners Fund Advisor, LLC(“FTFA”), and any entity controlling, controlled by or under common control with FTFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by FTFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, FTFA and any entity controlling, controlled by, or under common control with FTFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $785,604 in the previous fiscal year and $0 in March 31, 2024.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 31a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 31a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 31a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13.	Recovery of Erroneously Awarded Compensation.

(a) N/A

(b) N/A

ITEM 14.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(a)(2)(1) There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2) There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Christopher King
Christopher Kings
Chief Executive Officer

Date:	May 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher King
Christopher Kings
Chief Executive Officer

Date:	May 29, 2024

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date:	May 29, 2024